THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [1,3,5]
Phyllis O. Bonanno [1,4,5]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,4,5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [2,4]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman and Chief Executive Officer
Joseph M. Truta	President
David D. Weaver	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
David R. Schiminger	Vice President—Research
D. Cotton Swindell	Vice President—Research
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/08)	$12.51
Net Asset Value (3/31/08)	$14.49
Discount:	13.7%

New York Stock Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

Distributions in 2008

From Investment Income (paid or declared)	$0.08
From Net Realized Gains	0.02

Total	$0.10

2008 Dividend Payment Dates

March 1, 2008

June 1, 2008

September 1, 2008*

December 27, 2008*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of The Adams Express Company (the Company) for the three months ended March 31, 2008. Also provided are a schedule of investments and other financial information.

Net assets of the Company at March 31, 2008 were $14.49 per share on 87,133,182 shares outstanding, compared with $15.72 per share at December 31, 2007 on 87,668,847 shares outstanding. On March 1, 2008, a distribution of $0.05 per share was paid, consisting of $0.02 from 2007 investment income, $0.01 from 2007 short-term capital gain, $0.01 from 2007 long-term capital gain, and $0.01 from 2008 investment income, all taxable in 2008. On April 10, 2008 an investment income dividend of $0.05 per share was declared to stockholders of record May 15, 2008, payable June 1, 2008.

Net investment income for the three months ended March 31, 2008 amounted to $5,702,605, compared with $5,658,809 for the same three month period in 2007. These earnings are equal to $0.07 per share in each period.

Net capital gain realized on investments for the three months ended March 31, 2008 amounted to $8,819,191, or $0.10 per share.

For the three months ended March 31, 2008, the total return on the net asset value (with dividends and capital gains reinvested) of the Company’s shares was (7.5)%. The total return on the market value of the Company’s shares for the period was (11.1)%. These compare to a (9.4)% total return for the Standard & Poor’s 500 Composite Stock Index and a (10.2)% total return for the Lipper Large Cap Core Mutual Fund Average over the same time period.

For the twelve months ended March 31, 2008, the Company’s total return on net asset value was (3.3)% and on market value was (4.1)%. Comparable figures for the S&P 500 and the Lipper Large Cap Core Mutual Fund Average were (5.1)% and (5.6)%, respectively.

The Annual Meeting was held on March 13, 2008 in Baltimore, Maryland. The results of the voting at the Annual Meeting are shown on page 14.

Effective April 1, 2008, the Board of Directors promoted David D. Weaver to the position of Executive Vice President. He becomes a member of the Investment Committee and an integral part of the portfolio management team. Mr. Weaver joined the Company in 2004 as a research analyst covering the industrials and consumer-discretionary sectors.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

By order of the Board of Directors,

Douglas G. Ober,

Chairman and

Chief Executive Officer

Joseph M. Truta,

President

April 11, 2008

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities (cost $873,057,667)	$1,118,983,342
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	79,664,177
Short-term investments (cost $61,589,754)	61,589,754
Securities lending collateral (cost $55,479,892)	55,479,892	$1,315,717,165
Cash		349,759
Receivables:
Investment securities sold		51,379
Dividends and interest		1,322,360
Prepaid pension cost		3,093,318
Prepaid expenses and other assets		2,472,331
Total Assets		1,323,006,312
Liabilities
Investment securities purchased		1,331,287
Open written option contracts at value (proceeds $674,431)		545,700
Obligations to return securities lending collateral		55,479,892
Accrued expenses		3,351,768
Total Liabilities		60,708,647
Net Assets		$1,262,297,665
Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 87,133,182 shares (includes 107,470 restricted shares, 7,500 restricted stock units, and 5,799 deferred stock units) (Note 6)		$87,133
Additional capital surplus		958,722,175
Accumulated other comprehensive income (Note 5)		(1,764,093)
Undistributed net investment income		6,113,620
Undistributed net realized gain on investments		8,155,651
Unrealized appreciation on investments		290,983,179
Net Assets Applicable to Common Stock		$1,262,297,665
Net Asset Value Per Share of Common Stock		$14.49

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Three Months Ended March 31, 2008

(unaudited)

Investment Income
Income:
Dividends:
From unaffiliated issuers	$6,341,916
From non-controlled affiliate	174,942
Interest and other income	690,980
Total income	7,207,838
Expenses:
Investment research	577,484
Administration and operations	328,154
Insurance	99,492
Transfer agent, registrar and custodian expenses	98,635
Directors’ fees	89,523
Reports and stockholder communications	70,448
Investment research services	52,419
Occupancy and other office expenses	45,701
Auditing and accounting services	34,588
Travel, telephone and postage	24,443
Legal services	18,016
Other	66,330
Total expenses	1,505,233
Net Investment Income	5,702,605
Other Comprehensive Income (Note 5)	216,070
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	8,709,852
Net realized gain distributed by regulated investment company (non-controlled affiliate)	109,339
Change in unrealized appreciation on investments	(119,471,791)
Net Loss on Investments	(110,652,600)
Change in Net Assets Resulting from Operations	$(104,733,925)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2008	Year Ended December 31, 2007
	(unaudited)
From Operations:
Net investment income	$5,702,605	$25,884,799
Net realized gain on investments	8,819,191	60,426,376
Change in unrealized appreciation on investments	(119,471,791)	(8,301,286)
Other comprehensive income (Note 5)	216,070	(156,058)
Change in net assets resulting from operations	(104,733,925)	77,853,831
Distributions to Stockholders from:
Net investment income	(2,622,695)	(27,409,018)
Net realized gain from investment transactions	(1,749,608)	(60,607,292)
Decrease in net assets from distributions	(4,372,303)	(88,016,310)
From Capital Share Transactions:
Value of shares issued in payment of distributions	2,471	33,223,573
Cost of shares purchased (Note 4)	(7,242,206)	(22,516,525)
Deferred compensation (Notes 4,6)	164,101	516,648
Change in net assets from capital share transactions	(7,075,634)	11,223,696
Total Change in Net Assets	(116,181,862)	1,061,217

Net Assets:
Beginning of period	1,378,479,527	1,377,418,310
End of period (including undistributed net investment income of $6,113,620 and $3,033,710, respectively)	$1,262,297,665	$1,378,479,527

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost which approximates fair value. Purchased and written options are valued at the last quoted asked price.

The Company adopted Financial Accounting Standard Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. There was no impact on the fair value of assets individually or in aggregate upon adoption. In accordance with FAS 157, fair value is defined as the price that the Company would receive upon selling an investment in an orderly transaction to an independent buyer. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements, summarized as follows:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Company’s own assumptions, developed based on the best information available in the circumstances.

The Company’s investments at March 31, 2008 as classified as follows:

	Investment in securities		Written options
Level 1	$1,198,647,519		$545,700
Level 2	117,069,646	*	—
Level 3	—		—
Total	$1,315,717,165		$545,700

*	Comprised of short-term investments and securities lending collateral.

2. Federal Income Taxes

The Company’s policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at March 31, 2008 was $1,024,375,466 and net unrealized appreciation aggregated $291,341,699, of which the related gross unrealized appreciation and depreciation were $409,885,717 and $118,544,018, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Company’s capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

3. Investment Transactions

The Company’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2008 were $37,780,177 and $12,680,053, respectively. Options may be written (sold) or purchased by the Company. The Company, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of March 31, 2008 can be found on page 12.

Transactions in written covered call and collateralized put options during the three months ended March 31, 2008 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2007	1,757	$197,788	1,726	$194,530
Options written	3,600	427,488	2,150	268,867
Options terminated in closing purchase transactions	—	—	—	—
Options expired	(1,957)	(206,180)	(1,150)	(127,998)
Options exercised	—	—	(726)	(80,064)
Options outstanding, March 31, 2008	3,400	$419,096	2,000	$255,335

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2007, the Company issued 2,381,872 shares of its Common Stock at a price of $13.945 per share (the average market price on December 10, 2007) to stockholders of record on November 21, 2007 who elected to take stock in payment of the year-end distribution from 2007 capital gain and investment income. In addition, 597 shares were issued at a weighted average price of $14.00 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2008, the Company has issued 368 shares of its Common Stock at a weighted average price of $12.98 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Common Stock for 2008 and 2007 were as follows:

	Shares		Amount
	Three months ended March 31, 2008	Year ended December 31, 2007	Three months ended March 31, 2008	Year ended December 31, 2007
Shares issued in payment of distributions	368	2,382,469	$2,471	$33,223,573
Shares purchased (at a weighted average discount from net asset value of 13.0% and 13.2%, respectively)	(575,308)	(1,585,773)	(7,242,206)	(22,516,525)
Net activity under the Equity-Based Compensation Plans	39,275	33,928	164,101	516,648
Net change	(535,665)	830,624	$(7,075,634)	$11,223,696

5. Retirement Plans

The Company’s non-contributory qualified defined benefit pension plan (“qualified plan”) covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Company’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the three months ended March 31, 2008, the Company did not contribute to the plans. The Company does not anticipate making any contribution to the overfunded qualified plan in 2008.

The following table aggregates the components of the plans’ net periodic pension cost:

	Three months ended March 31, 2008	Year ended December 31, 2007
Service cost	$84,411	$487,315
Interest cost	112,280	568,495
Expected return on plan assets	(172,935)	(855,553)
Amortization of prior service cost	23,965	94,508
Amortization of net loss	29,725	162,625
Net periodic pension cost	$77,446	$457,390

The Company also sponsors a defined contribution plan that covers substantially all employees. For the three months ended March 31, 2008, the Company expensed contributions of $42,103. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of March 31, 2008, and changes during the three month period then ended, is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2007	146,804	$11.63	3.47
Exercised	(9,246)	$8.63	—
Outstanding at March 31, 2008	137,558	$11.82	3.41
Exercisable at March 31, 2008	89,258	$11.59	3.18

The options outstanding as of March 31, 2008 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$7.00-$9.24	18,222	$7.67	4.75
$9.25-$11.49	68,188	10.12	3.86
$11.50-$13.74	—	—	—
$13.75-$16.00	51,148	15.56	2.34
Outstanding at March 31, 2008	137,558	$11.82	3.41

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the three months ended March 31, 2008 was $(111,960).

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at March 31, 2008 is 3,259,202 shares.

A summary of the status of the Company’s awards granted under the 2005 Plan as of March 31, 2008, and changes during the three month period then ended, is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2007	87,471	$13.29
Granted:
Restricted stock	31,306	13.18
Restricted stock units	7,500	12.49
Deferred stock units	492	13.79
Vested	(6,000)	14.07
Forfeited	—	—
Balance at March 31, 2008 (includes 4,116 performance-based awards and 116,653 nonperformance-based awards)	120,769	$13.02

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ending March 31, 2008 were $126,799. The total compensation costs for restricted stock units granted to non- employee directors for the period ended March 31, 2008 were $30,556. As of March 31, 2008, there were total unrecognized compensation costs of $834,850, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 2.03 years. The total fair value of shares vested during the period ended March 31, 2008 was $75,900.

7. Officer and Director Compensation

The aggregate remuneration paid during the three months ended March 31, 2008 to officers and directors amounted to $1,204,917, of which $105,281 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Company’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At March 31, 2008, the Company had securities on loan of $54,040,100 and held collateral of $55,479,892, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

FINANCIAL HIGHLIGHTS

	Three Months Ended
	(unaudited)				Year Ended December 31
	March 31, 2008		March 31, 2007		2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$15.72		$15.86		$15.86	$14.71	$15.04	$14.36	$12.12

Net investment income	0.07		0.07		0.30*	0.23	0.22	0.23**	0.19

Net realized gains and increase (decrease) in unrealized appreciation	(1.26)		0.20		0.61	1.86	0.32	1.39	2.85

Change in accumulated other comprehensive income (note 5)	0.00		0.00		0.00	(0.02)	—	—	—

Total from investment operations	(1.19)		0.27		0.91	2.07	0.54	1.62	3.04

Less distributions

Dividends from net investment income	(0.03)		(0.04)		(0.32)	(0.23)	(0.22)	(0.24)	(0.17)

Distributions from net realized gains	(0.02)		(0.01)		(0.71)	(0.67)	(0.64)	(0.66)	(0.61)

Total distributions	(0.05)		(0.05)		(1.03)	(0.90)	(0.86)	(0.90)	(0.78)

Capital share repurchases	0.01		0.02		0.04	0.04	0.05	0.02	0.04

Reinvestment of distributions	—		—		(0.06)	(0.06)	(0.06)	(0.06)	(0.06)

Total capital share transactions	0.01		0.02		0.02	(0.02)	(0.01)	(0.04)	(0.02)

Net asset value, end of period	$14.49		$16.10		$15.72	$15.86	$14.71	$15.04	$14.36

Per share market price, end of period	$12.51		$14.02		$14.12	$13.87	$12.55	$13.12	$12.41

Total Investment Return

Based on market price	(11.1)%		1.5%		9.4%	17.9%	2.2%	13.2%	25.2%

Based on net asset value	(7.5)%		1.9%		6.5%	15.0%	4.5%	12.1%	26.3%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$1,262,298		$1,386,292		$1,378,480	$1,377,418	$1,266,729	$1,295,549	$1,218,862

Ratio of expenses to average net assets	0.46%	†	0.49%	†	0.44%	0.50%	0.45%	0.43%	0.47%

Ratio of net investment income to average net assets	1.75%	†	1.64%	†	1.82%	1.50%	1.44%	1.54%	1.45%

Portfolio turnover	4.14%	†	10.04%	†	10.46%	10.87%	12.96%	13.43%	12.74%

Number of shares outstanding at end of period (in 000’s)	87,133		86,079		87,669	86,838	86,100	86,135	84,886

*	In 2007 the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, was considered a taxable dividend.
**	In 2004 the Company received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.
†	Ratios presented on an annualized basis.

SCHEDULE OF INVESTMENTS

March 31, 2008

(unaudited)

	Shares	Value (A)
Stocks and Convertible Securities — 94.9%

Consumer — 18.0%
Consumer Discretionary — 5.3%
Comcast Corp.	525,000	$10,153,500
Gannett Co., Inc. (B)	112,500	3,268,125
Harley-Davidson, Inc.	130,000	4,875,000
Lowe’s Companies, Inc.	600,000	13,764,000
Newell Rubbermaid Inc.	400,000	9,148,000
Ryland Group Inc. (B)	343,500	11,297,715
Target Corp.	290,000	14,697,200

		67,203,540

Consumer Staples — 12.7%
Avon Products, Inc.	402,400	15,910,896
BJ’s Wholesale Club, Inc. (C)	400,000	14,276,000
Bunge Ltd.	100,000	8,688,000
Coca-Cola Co.	200,000	12,174,000
CVS/Caremark Corp.	250,000	10,127,500
Dean Foods Co.	340,000	6,830,600
Del Monte Foods Co.	1,300,000	12,389,000
PepsiCo, Inc.	360,000	25,992,000
Procter & Gamble Co.	340,000	23,823,800
Safeway Inc.	390,000	11,446,500
Unilever plc ADR	550,000	18,546,000

		160,204,296

Energy — 14.3%
ConocoPhillips	295,000	22,481,950
ENSCO International, Inc.	209,150	13,096,973
Exxon Mobil Corp.	215,000	18,184,700
Marathon Oil Co.	240,000	10,944,000
Petroleum & Resources Corporation (D)	2,186,774	79,664,177
Schlumberger Ltd.	380,000	33,060,000
Transocean Inc. (C)	20,000	2,704,000

		180,135,800

Financials — 14.4%
Banking — 11.7%
Bank of America Corp.	730,000	27,674,300
Bank of New York Mellon Corp.	403,775	16,849,531
Fifth Third Bancorp	280,000	5,857,600
Morgan Stanley	200,000	9,140,000
PNC Financial Services Group, Inc. (The)	200,000	13,114,000
Prosperity Bancshares, Inc.	250,000	7,165,000
State Street Corp.	260,000	20,540,000
Visa Inc. (C)	20,000	1,247,200
Wachovia Corp. (B)	570,000	15,390,000
Wells Fargo & Co.	665,000	19,351,500
Wilmington Trust Corp.	363,000	11,289,300

		147,618,431

	Shares	Value (A)
Insurance — 2.7%
American International Group, Inc.	500,000	$21,625,000
Prudential Financial, Inc.	170,000	13,302,500

		34,927,500

Health Care — 11.5%
Abbott Laboratories	320,000	17,648,000
Bristol-Myers Squibb Co.	345,000	7,348,500
Genentech, Inc. (C)	220,000	17,859,600
Johnson & Johnson	255,000	16,541,850
Medtronic, Inc.	310,000	14,994,700
Pfizer Inc.	1,120,000	23,441,600
Senomyx, Inc. (B)(C)	984,400	5,807,960
Teva Pharmaceutical Industries Ltd. ADR	370,000	17,090,300
Wyeth Co.	325,000	13,572,000
Zimmer Holdings, Inc. (C)	140,000	10,900,400

		145,204,910

Industrials — 15.4%
Cintas Corp.	300,000	8,562,000
Curtiss-Wright Corp.	360,000	14,932,800
Emerson Electric Co.	400,000	20,584,000
General Electric Co.	1,388,000	51,369,880
Illinois Tool Works Inc.	250,000	12,057,500
Masco Corp. (B)	450,000	8,923,500
Oshkosh Corp. (B)	295,000	10,702,600
3M Co.	160,000	12,664,000
Spirit AeroSystems Holdings, Inc. (C)	525,000	11,644,500
Tata Motors Ltd. ADR	750,000	11,715,000
United Parcel Service, Inc.	155,000	11,318,100
United Technologies Corp.	300,000	20,646,000

		195,119,880

Information Technology — 10.6%
Communication Equipment — 1.0%
Corning Inc.	500,000	12,020,000

Computer Related — 7.9%
Automatic Data Processing Inc.	300,000	12,717,000
Cisco Systems, Inc. (C)	850,000	20,476,500
Dell Inc. (C)	585,000	11,653,200
Microsoft Corp.	1,180,000	33,488,400
Oracle Corp. (C)	1,100,000	21,516,000

		99,851,100

Electronics — 1.7%
Broadcom Corp. (C)	400,000	7,708,000
Intel Corp.	640,000	13,555,200

		21,263,200

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2008

(unaudited)

	Shares/ Prin. Amt	Value (A)
Materials — 5.3%
Air Products and Chemicals, Inc.	230,000	$21,160,000
du Pont (E.I.) de Nemours and Co.	360,000	16,833,600
Lubrizol Corp	220,000	12,212,200
Rohm & Haas Co.	300,000	16,224,000

		66,429,800

Telecom Services — 1.5%
AT&T Corp.	400,000	15,320,000
Windstream Corp.	310,178	3,706,627

		19,026,627

Utilities — 3.9%
Aqua America, Inc. (B)	499,000	9,371,220
Duke Energy Corp.	611,560	10,916,346
MDU Resources Group, Inc.	562,500	13,809,375
Northeast Utilities	350,000	8,589,000
Spectra Energy Corp.	305,780	6,956,494

		49,642,435

Total Stocks and Convertible Securities (Cost $907,793,071) (E)		1,198,647,519

Short-Term Investments — 4.9%
U.S. Government Obligations — 1.6%
U.S. Treasury Bills, 2.18%, due 5/15/08	$20,000,000	19,946,711

Time Deposit — 0.0%
Wachovia Bank, 1.70%, due 4/1/08		565,897

Commercial Paper — 3.3%
AIG Funding, Inc., 2.85%, due 4/22/08	$3,600,000	3,594,015

	Prin. Amt.	Value (A)

Chevron Funding Corp., 2.25%, due 4/3/08	$7,500,000	$7,499,063
General Electric Capital Corp., 2.27-2.30%, due 4/8/08-4/10/08	15,000,000	14,992,604
Toyota Motor Credit Corp., 1.84-2.44%, due 4/1/08-4/17/08	15,000,000	14,991,464

		41,077,146

Total Short-Term Investments (Cost $61,589,754)		61,589,754

Total Securities Lending Collateral — 4.4% (Cost $55,479,892)
Brown Brothers Investment Trust, 3.02%, due 4/1/08		55,479,892

Total Investments — 104.2% (Cost $1,024,862,717)		1,315,717,165
Cash, receivables, prepaid pension cost, prepaid expenses and other assets, less liabilities — (4.2)%		(53,419,500)

Net Assets — 100%		$1,262,297,665

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ.
(B)	Some of the shares of this company are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	The aggregate market value of stocks held in escrow at March 31, 2008 covering open call option contracts written was $17,931,100. In addition, the aggregate market value of securities segregated by the Company’s custodian required to collateralize open put option contracts written was $13,112,500.

PORTFOLIO SUMMARY

March 31, 2008

(unaudited)

Ten Largest Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$79,664,177	6.3
General Electric Co.	51,369,880	4.1
Microsoft Corp.	33,488,400	2.6
Schlumberger Ltd.	33,060,000	2.6
Bank of America Corp.	27,674,300	2.2
PepsiCo, Inc.	25,992,000	2.0
Procter & Gamble Co.	23,823,800	1.9
Pfizer Inc.	23,441,600	1.9
ConocoPhillips	22,481,950	1.8
American International Group, Inc.	21,625,000	1.7

Total	$342,621,107	27.1%

*Non-controlled affiliate

Sector Weightings

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

March 31, 2008

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

COVERED CALLS
200	Air Products and Chemicals, Inc.	$ 115	Sep	08	$(3,600)
200	American International Group, Inc.	60	Aug	08	13,499
150	Avon Products, Inc.	45	Jul	08	3,675
250	BJ’s Wholesale Club, Inc.	40	Jun	08	(4,410)
200	BJ’s Wholesale Club, Inc.	45	Sep	08	(1,700)
100	ENSCO International, Inc.	65	Apr	08	(5,290)
100	Genentech, Inc.	100	Sep	08	1,200
100	Marathon Oil Co.	55	Apr	08	19,780
100	Marathon Oil Co.	60	Apr	08	9,200
250	PepsiCo, Inc.	75	Jul	08	(17,625)
200	Rohm & Haas Co.	55	Apr	08	(3,600)
200	Rohm & Haas Co.	60	Apr	08	24,399
250	Ryland Group Inc.	50	Jul	08	8,220
200	Ryland Group Inc.	50	Oct	08	(3,600)
100	State Street Corp.	90	Apr	08	5,700
100	State Street Corp.	95	Apr	08	11,450
150	State Street Corp.	105	Aug	08	(2,700)
200	Target Corp.	65	Jul	08	12,199
200	Target Corp.	67.50	Jul	08	11,200
150	Wells Fargo & Co.	35	Apr	08	13,049

3,400					91,046

COLLATERALIZED PUTS
50	Bunge Ltd.	75	Apr	08	(1,900)
100	Bunge Ltd.	80	Apr	08	(12,800)
100	Bunge Ltd.	65	May	08	(6,300)
100	Oshkosh Corp.	35	Apr	08	2,344
100	Oshkosh Corp.	40	Apr	08	(21,300)
150	Procter & Gamble Co.	57.50	Jul	08	8,550
100	Prudential Financial, Inc.	60	Apr	08	7,700
100	Prudential Financial, Inc.	65	Apr	08	7,700
250	Prudential Financial, Inc.	55	Jun	08	5,499
250	Spirit AeroSystems Holdings, Inc.	20	Jul	08	(3,250)
200	Target Corp.	40	Apr	08	14,374
100	Transocean Inc.	115	Apr	08	8,269
200	Transocean Inc.	120	Apr	08	19,399
100	Transocean Inc.	105	May	08	6,700
100	Transocean Inc.	115	May	08	2,700

2,000					37,685

					$128,731

Common Stock

Listed on the New York Stock Exchange

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2008

(unaudited)

	Shares
	Additions	Reductions	Held March 31, 2008
CVS/Caremark Corp.	41,250		250,000
Morgan Stanley	10,000		200,000
Northeast Utilities	151,000		350,000
Oshkosh Corp.	15,000		295,000
Prosperity Bancshares, Inc.	50,000		250,000
Prudential Financial Inc.	170,000		170,000
Spirit AeroSystems Holdings, Inc.	100,000		525,000
Tata Motors Ltd. ADR	465,000		750,000
Transocean Inc.	20,000		20,000
Visa Inc.	20,000		20,000
Wachovia Corp.	25,000		570,000
Wells Fargo & Co.	15,000		665,000
Zimmer Holdings, Inc.	7,600		140,000
PepsiCo, Inc.		40,000	360,000
Rohm & Haas Co.		90,000	300,000
State Street Corp.		63,895	260,000

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*		Distributions From Net Realized Gains Per Share*		Total Dividends and Distributions Per Share*		Annual Rate of Distribution**
1998	$1,688,080,336	$77,814,977	$21.69	$17.75	$.30		$1.10		$1.40		8.17%
1999	2,170,801,875	80,842,241	26.85	22.38	.26		1.37		1.63		8.53
2000	1,951,562,978	82,292,262	23.72	21.00	.22		1.63		1.85		7.76
2001	1,368,366,316	85,233,262	16.05	14.22	.26		1.39		1.65		9.44
2002	1,024,810,092	84,536,250	12.12	10.57	.19		.57		.76		6.14
2003	1,218,862,456	84,886,412	14.36	12.41	.17		.61		.78		6.80
2004	1,295,548,900	86,135,292	15.04	13.12	.24		.66		.90		7.05
2005	1,266,728,652	86,099,607	14.71	12.55	.22		.64		.86		6.65
2006	1,377,418,310	86,838,223	15.86	13.87	.23		.67		.90		6.80
2007	1,378,479,527	87,668,847	15.72	14.12	.32		.71		1.03		7.15
March 31, 2008	1,262,297,665	87,133,182	14.49	12.51	.08	†	.02	†	.10	†	—

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.
†	Paid or declared.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 13, 2008. The following votes were cast for directors:

	votes for	votes withheld
Enrique R. Arzac:	69,994,781	3,504,910
Phyllis O. Bonanno:	70,891,835	2,607,856
Kenneth J. Dale:	70,777,371	2,722,320
Daniel E. Emerson:	69,604,018	3,895,673
Frederic A. Escherich:	71,002,571	2,497,120
Roger W. Gale:	70,952,935	2,546,756
Thomas H. Lenagh:	69,517,337	3,982,353
Kathleen T. McGahran:	70,970,650	2,529,040
Douglas G. Ober:	70,013,482	3,486,208
Craig R. Smith:	70,946,912	2,552,779

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2008 was approved with 71,380,166 votes for, 1,619,817 votes against, and 499,327 shares abstaining.

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Company also posts its Forms N-Q on its website at www.adamsexpress.com under the heading “Financial Reports”.

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

Privacy Policy

In order to conduct its business, The Adams Express Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Company

The Adams Express Company

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.